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                                                                     Exhibit 4.1

[CKX, INC. LOGO]

[SEAL]                                                          [SEAL]
 CK

                    CKX, INC.                                CUSIP 12562M 10 6
Incorporated under the laws of the state of Delaware     SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS


THIS CERTIFIES THAT



is the registered owner of

                              CERTIFICATE OF STOCK

    FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE PER SHARE OF
                                    CKX, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.
   IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

    FOR POSITION ONLY                                  FOR POSITION ONLY


    /s/ [ILLEGIBLE]                                     /s/ [ILLEGIBLE]
       Secretary                                           President

[SEAL]

(C) SECURITY-COLUMBIAN  UNITED STATES BANKNOTE COMPANY  1960

Countersigned and Registered:
                   THE BANK OF NEW YORK
                        (New York, NJ)
                                   Transfer Agent and Registrar
By


                                             Authorized Officer

           AMERICAN BANK NOTE COMPANY                  PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720
               711 ARMSTRONG LANE                                     PROOF OF MARCH 24, 2005
           COLUMBIA, TENNESSEE 38401                                          CKX, INC.
                 (931) 388-3003                                             TSB 19246 FC
    SALES:  J. NAPOLITANO  212-269-0339X14                                Operator:    Ron
/ ETHER 19 / LIVE JOBS / C / CKX, INC 19246 FC                                  Rev. 2

   PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:_____OK AS IS______OK WITH CHANGES______MAKE CHANGES AND SEND ANOTHER PROOF

COLORS SELECTED FOR PRINTING: LOGO IS SUITABLE FOR PRINTING IF PMS SPOT COLORS ARE SELECTED. INTAGLIO PRINTS IN SC-7 DARK BLUE.

COLOR: THIS PROOF WAS PRINTED FROM A DIGITAL FILE OR ARTWORK ON A GRAPHICS QUALITY, COLOR LASER PRINTER. IT IS A GOOD REPRESENTATION OF THE COLOR AS IT WILL APPEAR ON THE FINAL PRODUCT. HOWEVER, IT IS NOT AN EXACT COLOR RENDITION, AND THE FINAL PRINTED PRODUCT MAY APPEAR SLIGHTLY DIFFERENT FROM THE PROOF DUE TO THE DIFFERENCE BETWEEN THE DYES AND PRINTING INK.

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                                    CKX, INX.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common           UNIF GIFT MIN ACT -- _________Custodian____________
  TEN ENT -- as tenants by the entireties                          (Cust)            (Minor)
  JT TEN  -- as joint tenant with right                          under Uniform Gifts to Minors
             of survivorship and not as                          Act__________________
             tenants in common                                           (State)
             Additional abbreviations may also be used though not in the above list.

  For value received, __________________________hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated__________________________

                         -------------------------------------------------------
                                                 SIGNATURE


Signature(s) Guaranteed:


-------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.



           AMERICAN BANK NOTE COMPANY                  PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720
               711 ARMSTRONG LANE                                     PROOF OF MARCH 24, 2005
           COLUMBIA, TENNESSEE 38401                                          CKX, INC.
                 (931) 388-3003                                             TSB 19246 BK
    SALES:  J. NAPOLITANO  212-269-0339X14                                Operator:    Ron
/ ETHER 19 / LIVE JOBS / C / CKX, INC. 19246 BK                                   New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:_____OK AS IS______OK WITH CHANGES______MAKE CHANGES AND SEND ANOTHER PROOF


     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.